UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2021

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 18, 2021, Jeffery Taylor, the Chief Financial Officer of Blue Bird Corporation (“Blue Bird” or the “Company”), tendered his resignation to the Company for personal reasons. His resignation is effective June 11, 2021.

(c) On May 20, 2021, the Board of Directors of the Company appointed Phillip Tighe as Interim Chief Financial Officer of the Company, effective June 11, 2021. Mr. Tighe previously served as the Company’s Chief Financial Officer from February 2015 (following the business combination transaction) to May 31, 2020, and retired from the Company’s employment on June 30, 2020, at which time he became a consultant to the Company pursuant to a previously disclosed Consulting Agreement which terminates May 31, 2021. Effective June 1, 2021, Mr. Tighe will be re-employed by the Company. The Company will commence a new executive search to fill the Chief Financial Officer position.

The Compensation Committee of the Board of Directors of the Company has approved the following compensation arrangement for Mr. Tighe:

Mr. Tighe will be provided a compensation package equivalent to the outgoing CFO, which includes a base salary of $450,000 and he will be eligible for a potential annual cash bonus under the Company’s Management Incentive Plan (MIP) at a target level of 75% of his base salary, on a pro rata basis for fiscal 2021. Mr. Tighe will be eligible to participate in the Company’s existing employee benefits plans similar to other executive officers of the Company, subject to the decisions of, and administration by, the Compensation Committee of the Board of Directors, as described in the Company’s Definitive Proxy Statement dated February 8, 2021 with respect to its 2021 Annual Meeting of Stockholders.

Item 9.01 Financial Statement and Exhibits.

(d)          Exhibits.

104      Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

Dated:	March 21, 2021	/s/ Paul Yousif
Paul Yousif
Senior Vice President, General Counsel